EXHIBIT 10.2

                SUBORDINATION AGREEMENT DATED SEPTEMBER 28, 2006






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                             SUBORDINATION AGREEMENT


         This SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of September 28, 2006 is among GALAXY ENERGY CORPORATION, a Colorado corporation ("BORROWER"), DOLPHIN ENERGY CORPORATION, a Nevada corporation, and PANNONIAN INTERNATIONAL, LTD., a Colorado corporation (each such corporation, including Borrower, and together with each other obligor who becomes a party to this Agreement each an "OBLIGOR" and, together, "OBLIGORS"), BRUNER FAMILY TRUST UTD MARCH 28, 2005 ("BRUNER TRUST", together with any transferees or holders from time to time of the Subordinated Note (as defined below), each a "SUBORDINATED CREDITOR", and collectively the "SUBORDINATED CREDITORS"), and HFTP INVESTMENT L.L.C., GAIA OFFSHORE MASTER FUND, LTD., CAERUS FUND LTD, AG OFFSHORE CONVERTIBLES, LTD., and LEONARDO, L.P., (collectively, and together with any transferees or holders from time to time of the Notes (as defined below), hereinafter, the "LENDERS"), and PROMETHEAN ASSET MANAGEMENT L.L.C., a Delaware limited liability company, in its capacity as collateral agent for itself and for the Lenders (including any successor agent, hereinafter, the "AGENT").

                                 R E C I T A L S

         A. Borrower has executed and delivered to each of the Lenders those certain senior secured convertible notes each made by Borrower and dated as of August 19, 2004, October 27, 2004, and May 31, 2005 (as the same have been and may hereafter be amended, restated, supplemented or modified and in effect from time to time, and including any notes issued in exchange or substitution therefor, individually a "NOTE" and collectively the "NOTES"). The Notes were issued pursuant to a certain Securities Purchase Agreement dated as of August 19, 2004 (as the same has been and hereafter may be amended, modified, supplemented or restated, the "2004 PURCHASE AGREEMENT"), and a certain Securities Purchase Agreement dated as of May 31, 2005 (as the same has been and hereafter may be amended, modified, supplemented or restated, the "2005 PURCHASE AGREEMENT", and together with the 2004 Purchase Agreement, collectively, the "PURCHASE AGREEMENT"), in each case by and among, inter alia, Borrower and the Lenders, and pursuant to which the Lenders have made certain loans ("LOANS") to Borrower.

         B. DOLPHIN ENERGY CORPORATION, a Nevada corporation, and PANNONIAN INTERNATIONAL, LTD, a Colorado corporation (each such entity, together with each other person or entity who becomes a party to the Guaranty (as defined herein) by execution of a joinder in the form of EXHIBIT A attached thereto, is referred to individually as a "GUARANTOR" and collectively as the "GUARANTORS") have executed a Guaranty dated as of August 19, 2004 (as the same has been and may hereafter be amended, restated, supplemented or modified and in effect from time to time, the "GUARANTY") in favor of the Agent in respect of Borrower's obligations under the Purchase Agreement and the Notes.

         C. Borrower (the "SUBORDINATED OBLIGOR") and Bruner Trust have entered into that certain Subordinated Promissory Note dated as of September 28, 2006 in the original principal amount of $2,500,000 (as the same has been and may hereafter be amended, restated, supplemented, replaced, substituted, divided, increased or otherwise modified from time to time as permitted hereunder, individually and collectively, the "SUBORDINATED NOTE") pursuant to


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which, among  other  things,  Subordinated  Creditors  have  made a loan  to the
Subordinated Obligor in the original principal amount of $2,500,000 and pursuant to which Subordinated Obligor has incurred certain obligations and liabilities to Subordinated Creditors.

         NOW, THEREFORE, in reliance upon this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used but not elsewhere defined in this Agreement shall have the respective meanings ascribed to such terms in the Purchase Agreement and the Notes. The following terms shall have the following meanings in this Agreement:

         ENFORCEMENT ACTION is defined in subsection 2.7.

         LENDER OR LENDERS shall mean any holder of Senior Indebtedness including, without limitation, any holder of any Senior Indebtedness after the consummation of any Permitted Refinancing.

         LOAN DOCUMENTS means the collective reference to the Purchase Agreement, the Notes, the Warrants, Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Conveyances of Overriding Royalty Interests, the USBIT Account Control Agreement, the ANB Amendment and the ANB Account Control Agreement as amended thereby, the First Amendment and the Security Agreement as amended thereby, the Guaranty as amended thereby and the Pledge Agreement as amended thereby, the 2004 Amendment, the Mortgage Amendments and the Mortgages as amended thereby, the Colorado Mortgage and each of the other agreements to which any Obligor is a party or is bound in connection with the transactions contemplated under the Purchase Agreement and the Notes.

         PAID IN FULL or PAYMENT IN FULL shall mean the indefeasible payment in full in cash of all Senior Indebtedness and termination of all commitments to lend under the Loan Documents and Permitted Refinancing Loan Documents.

         PERMITTED REFINANCING means any refinancing of the Senior Indebtedness.

         PERMITTED  REFINANCING  LOAN  DOCUMENTS  means any and all  agreements,
     documents  and   instruments   executed  in  connection  with  a  Permitted
     Refinancing of Senior Indebtedness.

         PROCEEDING is defined in subsection 2.3.

         SENIOR INDEBTEDNESS shall mean the obligations, liabilities and other amounts owed under the Purchase Agreement, the Notes or any other Loan Document including all interest, fees, expenses, indemnities and enforcements costs, whether before or after the commencement of a Proceeding and without regard to whether or not an allowed claim, and all obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals or extensions of any thereof.


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         SUBORDINATED  CREDITOR  shall mean  Bruner  Trust,  each  "Subordinated
     Creditor" which is signatory to this Agreement from time to time and any other holders of a Subordinated Note or any other Subordinated Indebtedness from time to time.

         SUBORDINATED DEFAULT shall mean a default in the payment of the Subordinated Indebtedness, or performance of any term, covenant or condition contained in the Subordinated Indebtedness Documents or the occurrence of any event or condition, which default, event or condition permits any Subordinated Creditor to accelerate or demand payment of all or any portion of the Subordinated Indebtedness.

         SUBORDINATED DEFAULT NOTICE shall mean a written notice to Agent pursuant to which Agent is notified of the existence of a Subordinated Default, which notice incorporates a reasonably detailed description of such Subordinated Default.

         SUBORDINATED INDEBTEDNESS shall mean all of the obligations of Obligors (including Subordinated Obligor) to Subordinated Creditors pursuant to or evidenced by the Subordinated Note and the other Subordinated Indebtedness Documents.

         SUBORDINATED INDEBTEDNESS DOCUMENTS shall mean the Subordinated Note and all other documents and instruments executed in connection with the Subordinated Note or otherwise evidencing or pertaining to any portion of the Subordinated Indebtedness, as amended, supplemented, restated or otherwise modified from time to time as permitted hereunder.

     2.  SUBORDINATION OF SUBORDINATED INDEBTEDNESS TO SENIOR INDEBTEDNESS.

         2.1 SUBORDINATION. The payment of any and all of the Subordinated Indebtedness hereby expressly is subordinated, to the extent and in the manner set forth herein, to the Payment in Full of the Senior Indebtedness. Each holder of Senior Indebtedness, whether now outstanding or hereafter arising, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained herein.

         2.2 RESTRICTION ON PAYMENTS. Notwithstanding any provision of the Subordinated Indebtedness Documents to the contrary and in addition to any other limitations set forth herein or therein, no payment (whether made in cash, securities or other property or by set-off) of principal, interest or any other amount due with respect to the Subordinated Indebtedness shall be made or received, and no Subordinated Creditor shall exercise any right of set-off or recoupment with respect to any Subordinated Indebtedness, until all of the Senior Indebtedness is Paid in Full, PROVIDED HOWEVER: subject to any adjustments or rights set forth in the Notes, any warrant for the capital stock of Borrower or Borrower's charter, bylaws and similar constituent documents, Subordinated Obligor shall be permitted to make interest payments by means of the issuance to any Subordinated Creditor of common stock of the Borrower.

         2.3 PROCEEDINGS. In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any Obligor or any of its Subsidiaries or any of their respective properties (a "PROCEEDING"):


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         (i) the Lenders shall be entitled to receive Payment in Full in cash of the Senior Indebtedness before any Subordinated Creditor is entitled to receive any payment upon the Subordinated Indebtedness, and Lenders shall be entitled to receive for application in payment of such Senior Indebtedness any payment or distribution of any kind or character, whether in cash, property or securities or by set-off or otherwise, which may be payable or deliverable in any such Proceedings in respect of the Subordinated Indebtedness;

         (ii) any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which any Subordinated Creditor would be entitled pursuant to the Subordinated Indebtedness but for the provisions hereof shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Lenders until the Senior Indebtedness shall have been Paid in Full, and each Subordinated Creditor acknowledges and agrees that such payment or distribution may, particularly with respect to interest on Senior Indebtedness after the commencement of a Proceeding, result in such Subordinated Creditor receiving less than it would otherwise receive;

         (iii) each Subordinated Creditor hereby irrevocably (x) authorizes, empowers and directs all receivers, trustees, debtors in possession, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and each Subordinated Creditor also irrevocably authorizes, empowers and directs, the Agent and the Lenders until the Senior Indebtedness shall have been Paid in Full, to demand, sue for, collect and receive every such payment or distribution, and (y) agrees to execute and deliver to the Agent and the Lenders all such further instruments confirming the authorization referred to in the foregoing clause (x); and

         (iv) each Subordinated Creditor hereby irrevocably authorizes, empowers and appoints Agent and the Lenders (until the Senior Indebtedness shall have been Paid in Full) as its agent and attorney in fact to (x) execute, verify, deliver and file such proofs of claim upon the failure of any Subordinated Creditor promptly to do so (and in any event prior to thirty (30) days before the expiration of the time to file any proof) and (y) vote such claims in any such Proceeding; provided that no holder of Senior Indebtedness shall have any obligation to execute, verify, deliver and/or file any such proof of claim or vote such claim. In the event the Agent or any Lender (or any agent, designee or nominee thereof) votes any claim in accordance with the authority granted hereby, such Subordinated Creditor shall not be entitled to change or withdraw such vote.


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         The  Senior  Indebtedness  shall  continue  to  be  treated  as  Senior
         Indebtedness  and the  provisions  hereof shall  continue to govern the
         relative  rights  and  priorities  of  Lenders  and  the   Subordinated
         Creditors even if all or part of the Senior Indebtedness or the security interests securing the Senior Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and the provisions hereof shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by Agent, any Lender or any agent, designee or nominee of such holder.

         2.4 INCORRECT PAYMENTS. If any payment (whether made in cash, securities or other property) not permitted under this Agreement is received by any Subordinated Creditor on account of the Subordinated Indebtedness before all Senior Indebtedness is Paid in Full, such payment shall not be commingled with any asset of such Subordinated Creditor, shall be held in trust by such Subordinated Creditor for the benefit of the Lenders and shall promptly be paid over to the Lenders, or their respective designated representatives, for application (in accordance with the Purchase Agreement, the Notes or the Permitted Refinancing Loan Documents) to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is Paid in Full.

         2.5 SALE,  TRANSFER.  No  Subordinated  Creditor  shall  sell,  assign, dispose of or otherwise transfer all or any portion of the Subordinated Indebtedness or any Subordinated Note or other Subordinated Indebtedness Document (a) without giving prior written notice of such action to Agent,
     (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Agent and the Lenders a joinder to this Agreement, or an agreement substantially identical to this Agreement and acceptable to Agent and the Lenders, in either case providing for the continued subordination and forbearance of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of Agent and Lenders arising under this Agreement and (c) unless following such sale, assignment, pledge, disposition or other transfer, there shall either be (i) no more than two more than the number of holders of Subordinated Indebtedness on the date hereof or (ii) one Person acting as agent for all holders of the Subordinated Indebtedness pursuant to documentation reasonably satisfactory to Agent, such that any notices and communications to be delivered to Subordinated Creditors hereunder and any consents required by Subordinated Creditors shall be made to or obtained from such agent and shall be binding on each Subordinated Creditor as if directly obtained from such Subordinated Creditor. In the event of a permitted sale, assignment, disposition or other transfer, each Subordinated Creditor engaging in such sale, assignment, disposition or other transfer, prior to the consummation of any such action, shall cause the transferee thereof to execute and deliver to Agent and the Lenders a joinder to this Agreement, or an agreement substantially identical to this Agreement and acceptable to the Lenders, in either case providing for the continued subordination and forbearance of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of Lenders and Agent arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this


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     Agreement  shall  be  binding  upon  the  successors  and  assigns  of each
     Subordinated Creditor, as provided in Section 10 below.

         2.6 LEGENDS. Until the Senior Indebtedness is Paid in Full, each of the Subordinated Indebtedness Documents at all times shall contain in a conspicuous manner the following legend:

           "This [Promissory Note] and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement dated as of September 28, 2006 (the "Subordination Agreement") among Galaxy Energy Corporation, the Subordinated Creditors named therein, the Lenders named therein, and Promethean Asset Management L.L.C., to the Senior Indebtedness (as defined in the Subordination Agreement); and each holder of this Promissory Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement."

         2.7   RESTRICTION ON ACTION BY SUBORDINATED CREDITORS.

               (a) Until the Senior Indebtedness is Paid in Full and notwithstanding anything contained in the Subordinated Indebtedness
      Documents, the Purchase Agreement, the other Loan Documents or the Permitted Refinancing Loan Documents to the contrary, no Subordinated Creditor shall, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Subordinated Indebtedness Documents, the effect of which is to (i) increase the maximum principal amount of the Subordinated Indebtedness or rate of interest (or cash pay rate of interest) on any of the Subordinated Indebtedness, (ii) change to an earlier date, any date upon which payments of principal or interest on the Subordinated Indebtedness are due or otherwise front load the amortization of any of the Subordinated Indebtedness, (iii) change in a manner adverse to any Obligor or add any event of default or add or make more restrictive any covenant with respect to the Subordinated Indebtedness, (iv) change the redemption, prepayment or put provisions of the Subordinated Indebtedness, (v) alter the subordination provisions with respect to the Subordinated Indebtedness, including, without limitation, subordinating the Subordinated Indebtedness to any other debt, (vi) shorten the maturity date of any of the Subordinated Indebtedness or otherwise alter the repayment terms of the Subordinated Indebtedness in a manner adverse to any Obligor, (vii) take any liens in any assets of any Obligor or any of its Subsidiaries or any other assets securing the Senior Indebtedness or (viii) obtain any guaranties or credit support from any Person which is an affiliate of any Obligor, or (ix) change or amend any other term of the Subordinated Indebtedness Documents if such change or amendment would increase the obligations of any Obligor or confer additional material rights on any Subordinated Creditor or any other holder of the Subordinated Indebtedness in a manner adverse to any Obligor, Agent or Lenders.

               (b)    Until  the  Senior  Indebtedness  is  Paid  in  Full,   no
      Subordinated Creditor shall, without the prior written consent of Agent, take or continue any action, or


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      exercise  any rights,  remedies  or powers in respect of the  Subordinated
      Indebtedness or any Subordinated Indebtedness Document, or exercise or continue to exercise any other right or remedy at law or in equity that such Subordinated Creditor might otherwise possess, to collect any amount due and payable in respect of any Subordinated Indebtedness, including, without limitation, the acceleration of the Subordinated Indebtedness, the commencement of any action to enforce payment or foreclosure on any lien or security interest, the filing of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction (any of the foregoing, an "ENFORCEMENT ACTION"). If any Subordinated Creditor shall attempt to take any Enforcement Action or otherwise seek to collect or realize upon any of the Subordinated Indebtedness in violation of the terms hereof, the holders of the Senior Indebtedness may, by virtue of the terms hereof, restrain any such Enforcement Action or other action, either in its own name or in the name of the applicable Obligor.

               (c) Until the Senior Indebtedness is Paid in Full, any Liens of Subordinated Creditors in the Collateral which may exist in breach of each Subordinated Creditor's agreement pursuant to subsection 2.7(a)(vii) or Section 18 of this Agreement shall be and hereby are subordinated for all purposes and in all respects to the Liens of Agent and Lenders in the Collateral, regardless of the time, manner or order of perfection of any such Liens. In the event that any Subordinated Creditor obtains any Liens in the Collateral in violation of subsection 2.7(a)(vii) or Section 18 of this Agreement, Subordinated Creditors (i) shall (or shall cause their agent to) promptly execute and deliver to Agent such termination statements and releases as Agent shall request to effect the release of the Liens of such Subordinated Creditor in such Collateral and (ii) shall be deemed to have authorized Agent to file any and all termination statements required by Agent in respect of such Liens. In furtherance of the foregoing, each Subordinated Creditor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, to execute and deliver any document or instrument which such Subordinated Creditor may be required to deliver pursuant to this subsection 2.7(c).

      3. CONTINUED EFFECTIVENESS OF THIS AGREEMENT; MODIFICATIONS TO SENIOR INDEBTEDNESS.

               (a) The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Subordinated Creditors, Agent and Lenders arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment or modification of or supplement to the Purchase Agreement, any other Loan Document or any Permitted Refinancing Loan Document or any Subordinated Indebtedness Document; (ii) the validity or enforceability of any of such documents; or (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Indebtedness or any of the instruments or documents referred to in clause
      (i) above.

               (b) Agent and Lenders may at any time and from time to time in their sole discretion, renew, amend, refinance, extend or otherwise modify the terms and provisions of Senior Indebtedness (including, without limitation, the terms and provisions relating to


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      the principal amount outstanding thereunder, the rate of interest thereof, the payment terms thereof and the provisions thereof regarding default or any other matter) or exercise (or refrain from exercising) any of their rights under the Loan Documents, all without notice to or consent from the Subordinated Creditors and without incurring liability to any Subordinated Creditor and without impairing or releasing the obligations of any Subordinated Creditor under this Agreement. No compromise, alteration, amendment, renewal, restatement, refinancing or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of Senior Indebtedness or the Loan Documents, whether or not in accordance with the provisions of the Senior Indebtedness, shall in any way alter or affect any of the subordination provisions hereof.

      4.  REPRESENTATIONS AND WARRANTIES.

          (a) Each Subordinated Creditor hereby represents and warrants (as to itself and not as to any other Subordinated Creditor) to Agent and Lenders as follows:

                4.1 EXISTENCE AND POWER. If an entity, such Subordinated Creditor is duly organized, validly existing and in good standing under the laws of the state of its organization.

                4.2 AUTHORITY. Such Subordinated Creditor has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational documents of such Subordinated Creditor.

                4.3 BINDING AGREEMENTS. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such Subordinated Creditor enforceable in accordance with its terms.

                4.4 CONFLICTING AGREEMENTS; LITIGATION. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on such Subordinated Creditor or affecting the property of such Subordinated Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement. The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the property of such Subordinated Creditor pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of such Subordinated Creditor's knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance of the terms of this Agreement.


                                       8
CHI02_60483238_1_208239_00102

                4.5 NO DIVESTITURE. On the date hereof, such Subordinated Creditor which is signatory hereto is the current owner and holder of its Subordinated Note and all other Subordinated Indebtedness Documents (if any).

                4.6   DEFAULT UNDER SUBORDINATED INDEBTEDNESS DOCUMENTS.  On the
          date hereof, no default exists under or with respect to the Subordinated Note held by Subordinated Creditor or any of the other
          Subordinated Indebtedness Documents applicable to such Subordinated Note.

          (b) Each Obligor hereby represents and warrants to Agent and Lenders that the signatory to this Agreement under the heading "Subordinated Creditor" constitutes the only holder of the Subordinated Note and the other Subordinated Indebtedness.

      5. CUMULATIVE RIGHTS, NO WAIVERS. Each and every right, remedy and power granted to Agent or Lenders hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Purchase Agreement, the other Loan Documents or Permitted Refinancing Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Agent or Lenders, from time to time, concurrently or independently and as often and in such order as Agent or Lenders may deem expedient. Any failure or delay on the part of Agent or Lenders in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Agent's or Lenders' right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Agent's or Lenders' rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

      6. MODIFICATION. Any modification or waiver of any provision of this Agreement, or any consent to any departure by Agent or any Subordinated Creditor therefrom, shall not be effective in any event unless the same is in writing and signed by Agent and the holders of at least 51% of the then outstanding principal balance of the Subordinated Note and then such modification, waiver or consent shall be effective only in the specific instance and for the specific instance and for the specific purpose given. Any notice to or demand on any Subordinated Creditor in any event not specifically required of Agent hereunder shall not entitle any Subordinated Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

      7. ADDITIONAL DOCUMENTS AND ACTIONS. Each Subordinated Creditor at any time, and from time to time, after the execution and delivery of this Agreement, upon the request of Agent and at the expense of Borrower, will promptly execute and deliver such further documents and do such further acts and things as Agent may request in order to effect fully the purposes of this Agreement.

      8. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent


                                       9
CHI02_60483238_1_208239_00102
by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one
(1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

    If to Bruner Trust:              Bruner Family Trust UTD March 28, 2005
                                     Cynthia L. Gausvik, Trustee
                                     Patton Boggs LLP
                                     8484 Westpark Drive, Suite 900
                                     McLean, Virginia 22102
                                     Telecopy:  (703) 744-8001

    If to any other Subordinated     To the address of such Subordinated
    Creditor:                        Creditor set forth on the joinder to
                                     this Agreement executed by such
                                     Subordinated Creditor

    If to any Obligor:               Galaxy Energy Corporation
                                     1331 17th Street, Suite 1050
                                     Denver, Colorado 80202
                                     Attention:  Marc E. Bruner
                                     Telecopy: (303) 293-2417

    with a copy to:                  Dill Dill Carr Stonbraker & Hutchings, P.C.
                                     455 Sherman Street, Suite 300
                                     Denver, Colorado 80203
                                     Attention:  Fay M. Matsukage
                                     Telecopy: (303) 777-3823

    If to Agent:                     Promethean Asset Management L.L.C.
                                     55 Fifth Avenue, 17th Floor
                                     New York, New York 10003
                                     Attention: Robert J. Brantman
                                     Telephone: (212) 702-5200
                                     Facsimile: (212) 758-9620

    with a copy to:                  Katten Muchin Rosenman LLP
                                     525 West Monroe Street
                                     Chicago, Illinois 60661-3693
                                     Attn: Mark D. Wood
                                     Telecopy: (312) 577-8858

    If to a Lender:                  To the address of such Lender set forth
                                     on the Schedule I hereto


                                       10
CHI02_60483238_1_208239_00102
or, in the case of party named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     9. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Agent and Lenders and shall be binding upon the successors and assigns of Subordinated Creditors and Obligors.

     11. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     12. DEFINES RIGHTS OF CREDITORS; SUBROGATION.

            (a) The provisions of this Agreement are solely for the purpose of defining the relative rights of Subordinated Creditors, Agent and Lenders and shall not be deemed to (i) create any rights or priorities in favor of any other Person, including, without limitation, any Obligor, (ii) amend any of the Loan Documents or in any way waive any of the rights that the Agent and the Lenders have against any Obligor under the Loan Documents, or
     (iii) waive any Event of Default or Triggering Event under any of the Loan Documents.

            (b) Subject to the Payment in Full of the Senior Indebtedness, in the event and to the extent cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this Agreement to the payment of Senior Indebtedness, then and in each such event, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Senior Indebtedness to receive any further payment or distribution in respect of or applicable to the Senior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of Senior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for



                                       11
CHI02_60483238_1_208239_00102
     the provisions of this Agreement shall, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Indebtedness by the holders of the Subordinated Indebtedness shall, as between any Obligor, its creditors other than the holders of Senior Indebtedness and the holders of Subordinated Indebtedness, be deemed to be a payment by such Obligor to or on account of Senior Indebtedness.

     13. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Indebtedness Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Subordinated Indebtedness Documents provide rights, remedies and benefits to Agent or Lenders that exceed the rights, remedies and benefits provided to Agent or Lenders under this Agreement, such provisions of the applicable Subordinated Indebtedness Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

     14. STATEMENT OF INDEBTEDNESS TO SUBORDINATED CREDITORS. Borrower will furnish to Agent upon demand, a statement of the indebtedness owing from Obligors to Subordinated Creditors, and will give Agent access to the books of Obligors in accordance with the Purchase Agreement so that Agent can make a full examination of the status of such indebtedness.

     15. HEADINGS. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

     16. TERMINATION. This Agreement shall terminate upon the Payment in Full of the Senior Indebtedness.

     17. SUBORDINATED DEFAULT NOTICE. Subordinated Creditors and Borrower each shall provide Agent with a Subordinated Default Notice upon the occurrence of each Subordinated Default, and Subordinated Creditors shall notify Agent in the event such Subordinated Default is cured or waived.

     18. NO CONTEST OF SENIOR INDEBTEDNESS OR LIENS; NO SECURITY FOR SUBORDINATED INDEBTEDNESS. Each Subordinated Creditor agrees that it will not, and will not encourage any other Person to, at any time, contest the validity, perfection, priority or enforceability of the Senior Indebtedness or Liens in the Collateral granted to Agent and the Lenders pursuant to the Purchase Agreement, the other Loan Documents or the Permitted Refinancing Loan Documents or accept or take any collateral security for the Subordinated Indebtedness. In furtherance of the foregoing, on the date hereof, each Subordinated Creditor hereby represents and warrants that it has not taken or received a security interest in, or lien upon, any asset of any Obligor, whether in respect of the Subordinated Indebtedness or otherwise.

     19. GOVERNING LAW, JURISDICTION WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts


                                       12
CHI02_60483238_1_208239_00102
sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     20. WAIVER OF CONSOLIDATION. Each Subordinated Creditor acknowledges and agrees that (i) Obligors are each separate and distinct entities; and (ii) it will not at any time insist upon, plead or seek advantage of any substantive consolidation, piercing the corporate veil or any other order or judgment that causes an effective combination of the assets and liabilities of Obligors in any case or proceeding under Title 11 of the United States Code or other similar proceeding.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]


















                                       13
CHI02_60483238_1_208239_00102

         IN WITNESS WHEREOF, Subordinated Creditor, each Obligor, Agent and each Lender has caused this Agreement to be executed as of the date first above written.

                                     SUBORDINATED CREDITOR:

                                     BRUNER FAMILY TRUST UTD MARCH 28, 2005


                                     By:      /s/ MARC E. BRUNER
                                            ------------------------------------
                                     Name:  Marc E. Bruner
                                     Title: Trustee



                                     By:      /s/ CYNTHIA L. GAUSVIK
                                            ------------------------------------
                                     Name:  Cynthia L. Gausvik
                                     Title: Trustee

                                     OBLIGORS:


                                     GALAXY ENERGY CORPORATION, a Colorado
                                     corporation
                                     By:     /s/ CHRISTOPHER S. HARDESTY
                                            ------------------------------------
                                     Name:  CHRISTOPHER S. HARDESTY
                                            ------------------------------------
                                     Title: SVP & CFO
                                            ------------------------------------


                                     DOLPHIN ENERGY CORPORATION, a Nevada
                                          corporation
                                     By:    /s/ RICHARD E. KURTENBACH
                                            ------------------------------------
                                     Name:  RICHARD E. KURTENBACH
                                            ------------------------------------
                                     Title: CORPORATE SECRETARY
                                            ------------------------------------


                                     PANNONIAN INTERNATIONAL, LTD., a Colorado
                                          corporation
                                     By:    /s/ RICHARD E. KURTENBACH
                                            ------------------------------------
                                     Name:  RICHARD E. KURTENBACH
                                            ------------------------------------
                                     Title: CORPORATE SECRETARY
                                            ------------------------------------


                                     AGENT:

                                     PROMETHEAN ASSET MANAGEMENT L.L.C. in its capacity as agent for all Lenders


                                     By:    /s/ ROBERT J. BRANTMAN
                                            ------------------------------------
                                     Name:  ROBERT J. BRANTMAN
                                            ------------------------------------
                                     Title: PARTNER & AUTHORIZED SIGNATORY
                                            ------------------------------------


                                     LENDERS:

                                     HFTP INVESTMENT L.L.C.
                                     By:  Promethean Asset Management L.L.C.
                                     Its:   Investment Manager


                                     By:    /s/ ROBERT J. BRANTMAN
                                            ------------------------------------
                                     Name:  ROBERT J. BRANTMAN
                                     Title: PARTNER & AUTHORIZED SIGNATORY

                                     GAIA OFFSHORE MASTER FUND, LTD.
                                     By:  Promethean Asset Management L.L.C.
                                     Its:   Investment Manager


                                     By:    /s/ ROBERT J. BRANTMAN
                                            ------------------------------------
                                     Name:  ROBERT J. BRANTMAN
                                     Title: PARTNER & AUTHORIZED SIGNATORY


                                     CAERUS FUND LTD.
                                     By:  Promethean Asset Management L.L.C.
                                     Its:   Investment Manager

                                     By:    /s/ ROBERT J. BRANTMAN
                                            ------------------------------------
                                     Name:  ROBERT J. BRANTMAN
                                     Title: PARTNER & AUTHORIZED SIGNATORY


                                     AG OFFSHORE CONVERTIBLES, LTD.
                                     By:  Angelo, Gordon & Co., L.P.
                                          Director

                                     By:
                                            ------------------------------------
                                     Name:  Joe Wekselblatt
                                     Title: Chief Financial Officer


                                     LEONARDO, L.P.
                                     By:  Leonardo Capital Management, Inc.
                                     Its:  General Partner
                                     By:  Angelo, Gordon & Co., L.P
                                     Its:  Director


                                     By:
                                            ------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE I
                           NOTICE ADDRESS FOR LENDERS


                             BUYER ADDRESS                    INVESTOR'S LEGAL REPRESENTATIVE'S
    BUYER'S NAME         AND FACSIMILE NUMBER                   ADDRESS AND FACSIMILE NUMBER


HFTP Investment       c/o Promethean Asset Management         Katten Muchin Rosenman LLP
L.L.C.                L.L.C.                                  525 W. Monroe Street
                      750 Lexington Avenue                    Chicago, Illinois 60661-3693
                      22nd Floor                              Attention: Mark D. Wood, Esq.
                      New York, New York 10022                Telephone: (312) 902-5200
                      Attention: Robert J. Brantman           Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Delaware

Gaia Offshore         c/o Promethean Asset Management         Katten Muchin Rosenman LLP
Master Fund, Ltd.     L.L.C.                                  525 W. Monroe Street
                      750 Lexington Avenue                    Chicago, Illinois 60661-3693
                      22nd Floor                              Attention: Mark D. Wood, Esq.
                      New York, New York 10022                Telephone: (312) 902-5200
                      Attention: Robert J. Brantman           Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Cayman Islands

Caerus Fund Ltd.      c/o Promethean Asset Management         Katten Muchin Rosenman LLP
                      L.L.C.                                  525 W. Monroe Street
                      750 Lexington Avenue                    Chicago, Illinois 60661-3693
                      22nd Floor                              Attention: Mark D. Wood, Esq.
                      New York, New York 10022                Telephone: (312) 902-5200
                      Attention: Robert J. Brantman           Facsimile: (312) 902-1061
                      Telephone: (212) 702-5200
                      Facsimile: (212) 758-9620
                      Residence: Cayman Islands

AG Offshore           c/o Angelo, Gordon & Co.                Paul, Weiss, Rifkind, Wharton &
Convertibles, Ltd.    245 Park Avenue                         Garrison LLP
                      New York, New York 10167                1285 Avenue of the Americas





                      Attention:  Gary I. Wolf                New York, New York 10019-6064
                      Telephone: (212) 692-2058               Attention:  Douglas A. Cifu, Esq.
                      Facsimile:  (212) 867-6449              Telephone: (212) 373-3000
                      Residence:  Cayman Islands              Facsimile:   (212)  759-3990

Leonardo, L.P.        c/o Angelo, Gordon & Co.                Paul, Weiss, Rifkind, Wharton &
                      245 Park Avenue                         Garrison LLP
                      New York, New York 10167                1285 Avenue of the Americas
                      Attention:  Gary I. Wolf                New York, New York 10019-6064
                      Telephone: (212) 692-2058               Attention:  Douglas A. Cifu, Esq.
                      Facsimile:  (212) 867-6449              Telephone: (212) 373-3000
                      Residence:  Cayman Islands              Facsimile:   (212)  759-3990

